Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

CUPRINA HOLDINGS (CAYMAN) LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18	Subsequent events

The Company has assessed all subsequent events through the date that the consolidated financial statements were issued, there are no further material subsequent events that require disclosure in these consolidated financial statements other than as follows:

(a)	On January 2, 2025, Baptista Carl Marc, one of the ultimate individual shareholders have provided an advance of which amounted to S$200,000 (US$147,026) to the Company for working capital purpose. Such advance is interest free, unsecured, and due on demand without an agreement.

(b)	On January 8, 2025, Baptista Carl Marc, one of the ultimate individual shareholders have provided an advance of which amounted to S$140,000 (US$102,918) to the Company for working capital purpose. Such advance is interest free, unsecured, and due on demand without an agreement.

(c)	On February 27, 2025, Teo Peng Kwang, one of the ultimate individual shareholders have provided an advance of which amounted to S$303,590 (US$223,179) to the Company for working capital purpose. Such advance is interest free, unsecured, and due on demand without an agreement.

(d)	On April 11, 2025, the Company has completed the Initial Public Offering (“IPO”) of 3,000,000 Class A Ordinary Shares on Nasdaq Capital Market, at a public offering price of US$4.00 per share, and give rise to total gross proceeds of US$12.0 million. The Ordinary Shares were previously approved for listing on Nasdaq Capital Markets on April 9, 2025 and commenced trading under the ticker symbol “CUPR” on April 10, 2025.

(e)	On May 8, 2025, the Company has closed the sale of an additional 450,000 Class A Ordinary Shares of the Company, pursuant to the full exercise of the underwriter’s over-allotment option granted in connection with the Company’s IPO, at the IPO price of US$4.00 per share.